Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
We are subject to U.S. federal, state, and foreign income taxes. For the three and nine months ended September 30, 2021, we recorded provisions for income taxes of $101 and $328, respectively. For the three and nine months ended September 30, 2020, we recorded provisions for income taxes of $176 and $384, respectively. Our effective tax rate for the nine months ended September 30, 2021 and 2020 differs from the U.S. statutory rate primarily due to the jurisdictional mix of earnings and the valuation allowance maintained against our net deferred tax assets.
We recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities. These differences are measured using the enacted statutory tax rates that are expected to be in effect for the years in which differences are expected to reverse. On a periodic basis, we reassess any valuation allowances that we maintain on our deferred tax assets, weighing positive and negative evidence to assess the recoverability of the deferred tax assets. We maintain a valuation allowance on certain federal, state, and foreign tax attributes that are not more-likely-than-not realizable.
Income Taxes
Loss before income taxes consists of the following:

	Year Ended December 31,
	2019	2020
United States	$(11,527)	$(8,772)
Foreign	1,825	2,337
Loss before income taxes	$(9,702)	$(6,435)

The provision for income taxes in the accompanying consolidated financial statements is comprised of the following:

	Year Ended December 31,
	2019	2020
Current taxes:
Federal	$—	$—
Foreign	356	640
State	25	27
Total current taxes	381	667
Deferred taxes:
Federal	—
Foreign	83	(90)
State	—
Total deferred taxes	83	(90)
Provision for income taxes	$464	$577
The reconciliation of the United States statutory tax rate to the Company’s effective tax rate included in the accompanying consolidated statements of operations is as follows:

	Year Ended December 31,
	2019	2020
Expected benefit from income taxes	21.0%	21.0%
State taxes, net of federal benefit	3.4	3.7
Foreign income tax rate differential	(6.5)	2.5
Non-deductible expenses	(2.8)	(10.7)
Net impact of GILTI	(4.0)	(3.1)
Deferred statutory rate changes	—	(1.1)
Non-taxable income	19.3	—
Change in valuation allowance	(38.7)	(21.3)
Intercompany restructuring	3.5	—
Effective tax rate	(4.8)%	(9.0)%
The Company’s effective tax rate differs from the statutory rate each year primarily due to the valuation allowance maintained against the Company’s net deferred tax assets, the jurisdictional earnings mix, and other permanent differences.
Interpretive guidance on the accounting for GILTI states that an entity can make an accounting policy election to either recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years or provide for the tax expense related to GILTI in the year the tax is incurred as a period expense only. The Company has made the accounting policy election to recognize GILTI as a period expense.
Deferred tax assets and liabilities reflect the net tax effects of net operating loss carryovers and the temporary differences between the assets and liabilities carrying value for financial reporting and the amounts used for income tax purposes. The Company’s significant deferred tax assets (liabilities) components are as follows:

	Year Ended December 31,
	2019	2020
Deferred tax assets:
Net operating loss carryforwards	$9,638	$10,685
Accruals and reserves	412	1,102
Stock based compensation	13	17
Intangibles	387	345
Gross deferred tax assets	10,450	12,149
Valuation allowance	(9,735)	(11,278)
Total deferred tax assets	715	871
Deferred tax liabilities:
Depreciation	(134)	(165)
Intangibles	—	(226)
Deferred commissions	(761)	(689)
Net deferred tax assets (liabilities)	$(180)	$(209)
In assessing the ability to realize the Company’s net deferred tax assets, management considers various factors including taxable income in carryback years, future reversals of existing taxable temporary differences, tax planning strategies, and future taxable income projections to determine whether it is more likely than not that some portion or all of the net deferred tax assets will not be realized. Based on the negative evidence, including the worldwide cumulative losses that the Company has incurred, the Company has determined that the uncertainty regarding realizing its deferred tax assets is sufficient to warrant the need for a full valuation allowance against its worldwide net deferred tax assets.
As of December 31, 2020, the Company had U.S. federal net operating loss carryforwards of approximately $28.0 million. U.S. federal net operating loss carryforwards generated through December 31, 2017 of approximately $7.4 million expire at various dates through 2037, and U.S. federal net operating loss carryforwards generated in the tax years beginning after December 31, 2017 of approximately $20.6 million do not expire. As of December 31, 2020, the Company had U.S. state net operating loss carryforwards of approximately $14.1 million, substantially all of which expire at various dates through 2040. As of December 31, 2020, the Company had Cyprus net operating loss carryforwards of approximately $28.8 million that expire at various dates through 2025. As of December 31, 2020, the Company had Poland net operating loss carryforwards of approximately $1.0 million that expire at various dates through 2025.
Under Section 382 of the U.S. Internal Revenue Code, if a corporation undergoes an ownership change, the corporation’s ability to use its pre-change net operating loss carryforwards to offset its post-change income and taxes may be limited. In general, an ownership change occurs if there is a 50 percent cumulative change in ownership of the Company over a rolling three-year period. Similar rules may apply under U.S. state tax laws. The Company has not conducted an assessment to determine whether there may have been a Section 382 ownership change from inception through December 31, 2020, however it does not believe it has experienced a restrictive ownership change. If a change in ownership were to have occurred during that period and resulted in the restriction of net operating loss carryforwards, the reduction in the related deferred tax asset would be offset with a corresponding reduction in the valuation allowance.
At December 31, 2019 and 2020, the Company had no recorded liabilities for uncertain tax positions. In addition, at December 31, 2019 and 2020, the Company had no accrued interest or penalties related to uncertain tax positions. The Company’s accounting policy is to recognize interest and penalties related to uncertain tax positions in income tax expense.
The Company files income tax returns in the U.S. federal tax jurisdiction, various state, and various foreign jurisdictions. The Company is currently open to examination under the statute of limitations by the Internal Revenue Service and material state jurisdictions for the tax years ended 2017 through 2020. Since the Company is in a U.S. loss carryforward position, carryforward tax attributes generated in prior years may still be adjusted upon future examination if they have or will be used in a future period. Additionally, certain non-U.S. jurisdictions are no longer subject for income tax examinations by authorities for tax years before 2015.
The Company has not provided U.S. deferred income taxes or foreign withholding taxes on unremitted earnings of foreign subsidiaries of approximately $4.7 million as such amounts are considered to be indefinitely reinvested in the business. The accumulated earnings in the foreign subsidiaries are primarily utilized to fund working capital requirements as its subsidiaries continue to expand their operations to service existing debt obligations and to fund future foreign acquisition. The amount of any unrecognized deferred tax liability related to undistributed foreign earnings is not expected to be material.